Exhibit 10.2
AMENDMENT NO. 3
Dated as of January 1, 2005
to
THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of October 23, 2003
      THIS AMENDMENT NO. 3 (this “Amendment”) dated as of January 1, 2005 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).
PRELIMINARY STATEMENTS
      A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Third Amended and Restated Transfer and Administration Agreement dated as of October 23, 2003 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.
      B. The parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.
      NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
      SECTION 1.     Amendments to TAA. Effective as of the Effective Date (as defined below), the TAA is amended as follows:

1.1 Section 1.1 of the TAA is amended to add the following definition in appropriate alphabetical order:

“Pre-Arranged Contractual Adjustment” means, with respect to any Receivable, a Contractual Adjustment that was agreed upon by the applicable Originating Entity and the applicable Obligor on or prior to the date such Receivable arose.

1.2 The definition of “Dilution Ratio” in Section 1.1 of the TAA is amended to add the following clause (w) immediately prior to clause (x):

“(w) any Pre-Arranged Contractual Adjustment reflected in the initial Outstanding Balance of the applicable Receivable,”.

1.3 The definition of “Outstanding Balance” in Section 1.1 of the TAA is amended to add the following at the end of clause (ii) of such definition:

“minus the amount of any Pre-Arranged Contractual Adjustments that have not yet been applied to reduce such outstanding principal amount.”

1.4 The definition of “Unrealized Contractual Adjustment Reserve” is amended to add the following sentence at the end of such definition:

“It is understood and agreed that Pre-Arranged Contractual Adjustments will be reflected in the initial Outstanding Balance of the applicable Receivables and accordingly will not be included in the Unrealized Contractual Adjustment Reserve.”

1.5 Section 7.1(n) of the TAA is amended in its entirety to read as follows:

“(n) the Dilution Ratio for any month exceeds 10.0%;”

1.6 The definition of “Applicable Margin” in Section 1.1 of the TAA is amended in its entirety to read as follows:

“Applicable Margin” means 1.25%.
      SECTION 2.     Conditions Precedent. This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the satisfaction of the following conditions:

(a) the Agent shall have received counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Majority Investors, the Administrative Agents and the Agent;

(b) to the extent requested by any Conduit Investor, such Conduit Investor shall have received confirmation from each applicable Rating Agency that the execution and delivery of this Amendment will not result in the reduction or withdrawal of the then current ratings of its Commercial Paper; and

(c) the Agent shall have received a reaffirmation of the Parent Agreement in substantially the form attached hereto as Exhibit A.
      SECTION 3.     Covenants, Representations and Warranties of the Transferor and the Collection Agent.
      3.1     Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.
      3.2     Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.
      SECTION 4.     Reference to and Effect on the TAA.
      4.1     Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.
      4.2     Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
      4.3     The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
      SECTION 5.     Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.
      SECTION 6.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this

Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.
      SECTION 7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:	/s/ Mark Fawcett

Name: Mark Fawcett
Title: Treasurer
Signature Page
Amendment No. 3 to Third Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn

Name: Doris J. Hearn
Title: Vice President

WESTLB AG, NEW YORK BRANCH, as Agent, an Administrative Agent and as a Bank Investor

By:	/s/ Matthew F. Tallo

Name: Matthew F. Tallo
Title: Director

By:	/s/ Elisabeth Wilds

Name: Elisabeth Wilds
Title: Director
Signature Page
Amendment No. 3 to Third Amended and Restated
Transfer and Administration Agreement

GIRO MULTI-FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Matthew Dorr

Name: Matthew Dorr
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Alexander Kohnert

Name: Alexander Kohnert
Title: Senior Vice President

By:	/s/ Lori-Ann Wynter

Name: Lori-Ann Wynter
Title: Vice President

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH, as a Bank Investor

By:	/s/ Norman McClave

Name: Norman McClave III
Title: First Vice President

By:	/s/ Lori-Ann Wynter

Name: Lori-Ann Wynter
Title: Vice President
Signature Page
Amendment No. 3 to Third Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING CORP.,
as a Conduit Investor

By:	/s/ Bernard J. Angelo

Name: Bernard J. Angelo
Title: Vice President

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Michael Eden

Name: Michael Eden
Title: Director
Signature Page
Amendment No. 3 to Third Amended and Restated
Transfer and Administration Agreement

LANDESBANK HESSEN-THUERINGEN GIROZENTRALE, as a Bank Investor

By:	/s/ Martin Scheele

Name: Dr. Martin Scheele
Title: Senior Vice President

By:	/s/ Pia Horlebein

Name: Pia Horlebein
Title: Analyst
Signature Page
Amendment No. 3 to Third Amended and Restated
Transfer and Administration Agreement

EXHIBIT A
REAFFIRMATION OF PARENT AGREEMENT
January 1, 2005
The Bank of Nova Scotia
as Administrative Agent
One Liberty Plaza
New York, New York 10006
WestLB, AG, New York Branch,
as Administrative Agent and Agent
1211 Avenue of the Americas
New York, New York 10036
Bayerische Landesbank, New York Branch,
as Administrative Agent
560 Lexington Avenue
New York, New York 10022
      Each of the undersigned, FRESENIUS MEDICAL CARE AG and FRESENIUS MEDICAL CARE HOLDINGS, INC. (i) acknowledges, and consents to, the execution of that certain Amendment No. 3 dated as of January 1, 2005 (the “Amendment”) with respect to the Third Amended and Restated Transfer and Administration Agreement, dated as of October 23, 2003 among NMC Funding Corporation, National Medical Care, Inc., the entities parties thereto as “Conduit Investors”, the financial institutions parties thereto as “Bank Investors”, the financial institutions parties thereto as “Administrative Agents” and WestLB AG, New York Branch, as “Agent”, (ii) reaffirms all of its obligations under that certain Parent Agreement dated as of August 28, 1997 made by the undersigned (as amended or otherwise modified from time to time, the “Parent Agreement”) and (iii) acknowledges and agrees that, after giving effect to the Amendment, such Parent Agreement remains in full force and effect and such Parent Agreement is hereby ratified and confirmed.

FRESENIUS MEDICAL CARE HOLDINGS, INC.	FRESENIUS MEDICAL CARE AG

By: Name: Title:	By: Name: Title:

By: Name: Title: